UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2007

                             LAPORTE BANCORP, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                333-143526                 To Be Applied For
  --------------------------     ---------------------       -------------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                            46350
--------------------------------------------                    -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (219) 362-7511
                                                    --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.   Other Events
             ------------

     On October 2, 2007, LaPorte Bancorp, Inc. issued a press release announcing the completion of its subscription and community offering.

         A press release is attached as Exhibit 99.1


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

     (a) Financial Statements of Businesses Acquired. Not applicable.
     (b) Pro Forma
         Financial Information. Not applicable.
     (c) Shell Company Transactions. Not
         applicable.
     (d) Exhibits.



                  Exhibit No.               Description

                     99.1                   Press release dated October 2, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     LAPORTE BANCORP, INC.



DATE:  October 2, 2007                     By:/s/ Lee A. Brady
                                           ----------------
                                           Lee A. Brady
                                           President and Chief Executive Officer

                                  Exhibit 99.1